Exhibit 99.2

# MAKING INNOVATIVE WORKFORCE SOLUTIONS HUMANLY POSSIBLE

ManpowerGroup™

ManpowerGroup
2nd Quarter
July 20, 2012

ManpowerGroup 2012 2nd Quarter Results July 2012
Forward-Looking Statement
This presentation includes forward-looking statements,
including earnings projections which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional
information concerning factors that could cause actual
results to materially differ from those in the forward-looking statements is contained in the Manpower Inc. Annual Report
on Form 10-K dated December 31, 2011, which information
is incorporated herein by reference, and such other factors
as may be described from time to time in the Company’s
SEC filings.

ManpowerGroup 2012 2nd Quarter Results July 2012
As Reported	Excluding Non -recurring Items	Q2 Financial Highlights
8%	8%	Revenue $5.2B
1% CC	1% CC
40 bps	40 bps	Gross Margin 16.6%
37%	18%	Operating Profit $94M
30% CC	11% CC
90 bps	30 bps	OP Margin 1.8%
41%	13%	EPS $.51
34% CC	5% CC
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights

(1)
(1) Excludes the impact of non-recurring items of $28.7M in Q2 2012.

ManpowerGroup 2012 2nd Quarter Results July 2012
Q2 Non-Recurring Items
($ in millions, except per share amounts)

(1) Includes reorganization charges for the Americas ($8.3M) and Right Management ($10.4M).

	Pre-tax Earnings	Net Earnings	EPS - Diluted
Earnings, As Reported	$ 83.1	$ 41.0	$ 0.51
Reorganization Charges	18.7	13.9	0.17
Legal Costs - US	10.0	6.5	0.08
Earnings, Excluding non- recurring items	$ 111.8	$ 61.4	$ 0.76
(1)

17.0%
- 0.6%
+ 0.1%
+ 0.1%
+ 0.1%
- 0.1%
16.6%
Q2 2011
Temporary Recruitment
ManpowerGroup Solutions
Outplacement
Currency
Mix
Q2 2012

ManpowerGroup 2012 2nd Quarter Results July 2012
Consolidated Gross Margin Change

SG&A Expense Bridge - Q2 YoY

(in millions of USD)

811.4
- 50.8
-22.0
738.6
+18.7
+10.0
767.3
Q2 2011 Reported
Currency Impact
Operational Impact
Q2 2012 Recurring Expense
Reorganization Charges
Legal Costs
Q2 2012 Reported

ManpowerGroup 2012 2nd Quarter Results July 2012

54M
6%
81M
9%
159M
18%
568M
67%

Growth
in CC %
-6
-9
18
6
-4

ManpowerGroup 2012 2nd Quarter Results July 2012

$862M
Business Line Gross Profit - Q2 2012
█ Manpower       █  Experis    █  ManpowerGroup - Total
█  ManpowerGroup Solutions    █  Right Management

ManpowerGroup 2012 2nd Quarter Results July 2012
As Reported	Excluding Non-recurring Items	Q2 Financial Highlights
2%	2%	Revenue $1.2B
1% CC	1% CC
54%	7%	OUP $18M
52% CC	5% CC
180 bps	20 bps	OUP Margin 1.6%

(1)
Americas Segment
(22% of Revenue)
(1) Included in these amounts is the US, which had revenue of $763M (-4%) and OUP of $8M (-72%, or -10%
 excluding non-recurring items).
(2) Excludes the impact of non-recurring items of $18.3M in Q2 2012
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(2)

% of Segment Revenue
66%
US
-4%
-4%
12%
Mexico
-2%
13%
6%
Argentina
2%
11%
16%
Other
6%
11%
Revenue Growth
Revenue Growth - CC

9

ManpowerGroup 2012 2nd Quarter Results July 2012
Americas - Q2 Revenue Growth YoY

ManpowerGroup 2012 2nd Quarter Results July 2012
As Reported	Q2 Financial Highlights
13%	Revenue $1.9B
3% CC
38%	OUP $31M
30% CC
70 bps	OUP Margin 1.6%

(1)
Southern Europe Segment
(36% of Revenue)
(1) Included in these amounts is France, which had revenue of $1.4B (-3% CC) and OUP of $16M (-29% CC). On an organic basis, France revenue decreased 15% (-5% in CC).
(2) On an organic basis, Segment revenue decreased 15% (-4% in CC).
(2)

% of Segment Revenue
75%
France (1)
-13%
-3%
14%
Italy
-21%
-11%
4%
Spain
-16%
-5%
7%
Other
12%
25%
Revenue Growth
Revenue Growth - CC

ManpowerGroup 2012 2nd Quarter Results July 2012
Southern Europe - Q2 Revenue Growth YoY

(1) On an organic basis, France revenue decreased 15% (-5% in CC).

ManpowerGroup 2012 2nd Quarter Results July 2012
As Reported	Q2 Financial Highlights
10%	Revenue $1.4B
1% CC
30%	OUP $39M
24% CC
80 bps	OUP Margin 2.8%

Northern Europe Segment
(27% of Revenue)

% of Segment Revenue
25 %
UK
5%
8%
24%
Nordics
-11%
-2%
13%
Germany
-17%
-7%
Netherlands
-20%
-10%
10%
7%
Belgium
-14%
-3%
Other
-8%
3%
21%
Revenue Growth
Revenue Growth - CC

13

ManpowerGroup 2012 2nd Quarter Results July 2012
Northern Europe - Q2 Revenue Growth YoY

ManpowerGroup 2012 2nd Quarter Results July 2012
As Reported	Q2 Financial Highlights
0%	Revenue $663M
2% CC
16%	OUP $22M
18% CC
50 bps	OUP Margin 3.3%
APME Segment
(13% of Revenue)

ManpowerGroup 2012 2nd Quarter Results July 2012
APME - Q2 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
44%
25%
31%

ManpowerGroup 2012 2nd Quarter Results July 2012
As Reported	Excluding Non-recurring Items	Q2 Financial Highlights
1%	1%	Revenue $84M
3% CC	3% CC
N/A	166%	OUP ($3M)
N/A	172% CC
680 bps	550 bps	OUP Margin (3.5%)

Right Management Segment
(2% of Revenue)
(1)
(1) Excludes the impact of reorganization charges of $10.4M in Q2 2012.

ManpowerGroup 2012 2nd Quarter Results July 2012
($ in millions)	2012	2011
Cash used in operating activities	(40)	(192)
Capital Expenditures	(34)	(28)
Free Cash Flow	(74)	(220)
Change in Debt	56	4
Share Repurchases	(33)	(19)
Dividends paid	(34)	(33)
Acquisitions of Businesses net of cash acquired	(34)	(15)
Effect of Exchange Rate Changes	(7)	31
Other	-	23
Change in Cash	(126)	(229)

Cash Flow Summary - First Half

1,200
800
400
0
-400
953
757
698
700
722
755
301
79
-257
-75
120
168
2008
2009
2010
2011
Q1 2012
Q2 2012
Total Debt
Net Debt

Total Capitalization

30%
20%
10%
0%
28%
23%
23%
22%
22%
23%
2008
2009
2010
2011
Q1 2012
Q2 2012

18

ManpowerGroup 2012 2nd Quarter Results July 2012
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to

ManpowerGroup 2012 2nd Quarter Results July 2012
	Interest Rate	Maturity Date	Total Outstanding at 6/30/12	Remaining Available at 6/30/12
Euro Notes:
- Euro 200M	4.86%	Jun 2013	253	-
- Euro 350M	4.505%	Jun 2018	443	-
Revolving Credit Agreement	1.52%	Oct 2016	-	798
Uncommitted lines and Other	Various	Various	59	325
Total Debt			755	1,123
Credit Facilities
($ in millions)

Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $383.7M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(1)
(2)
(2)
(1)
The $800M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage
Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 1.13 and a fixed charge coverage ratio of 3.08 as of June 30, 2012. As of June 30, 2012, there were $1.6M of standby letters of credit issued under the agreement.

ManpowerGroup 2012 2nd Quarter Results July 2012
Revenue	Total	Down 11-13% (Down 3-5% CC)
	Americas	Down 3-5% (Down 1-3% CC)
	Southern Europe	Down 18-20% (Down 6-8% CC)
	Northern Europe	Down 11-13% (Down 2-4% CC)
	APME	Down 2-4% (Up 0-2% CC)
Right Management		Down 0-2% (Up 2-4% CC)
Gross Profit Margin		16.3 - 16.5%
Operating Profit Margin		2.1 - 2.3%
Tax Rate		46% (34% excl. reclassification of France business tax)
EPS		$0.64 - $0.72 (Neg. $.08 Currency)
Third Quarter Outlook

DIFFERENTIATION

Articulating the unique value we bring to our clients, building our brand and capabilities to do more while improving gross margins

DIVERSIFICATION

Broadening our portfolio of solutions and services to provide more value to our clients while improving our gross margins

EFFICIENCY/ PRODUCTIVITY

Re-evaluating our systems and processes to increase our speed and cost effectiveness

Driving Results Through Our Organization & People

ManpowerGroup 2012 2nd Quarter Results July 2012
Strategic Drivers

ManpowerGroup 2012 2nd Quarter Results July 2012
ManpowerGroup 2012 2nd Quarter Results July 2012
Questions